(ICON)
Prudential
Emerging
Growth
Fund, Inc.

ANNUAL
REPORT
Oct. 31, 1998
(LOGO)

Prudential Emerging Growth Fund, Inc.
Performance At A Glance.

The Prudential Emerging Growth Fund's small gain over the turbulent 12 months ended October 31, 1998 beat the Lipper Mid-Cap Average by several percentage points. Investors, afraid of the global consequences of the recession in Asia, pulled back sharply in the summer, particularly from stocks of the small- and mid-size companies where we look for rapid earnings growth. Our substantial focus on the technology sector -- 35% of assets on October 31 -- drove our performance, as technology stocks bounced highest after the market bottomed.


Cumulative Total Returns1                                 As of 10/31/98

                                 One                             Since
                                Year                           Inception2
Class A                          2.63%                         22.34%
Class B                          1.71                          20.52
Class C                          1.71                          20.52
Class Z                          2.97                          22.85
Lipper Mid-Cap
Funds Avg3                      -2.89                          14.65


Average Annual Total Returns1                              As of 9/30/98

                                 One                             Since
                                Year                           Inception2
Class A                         -15.43%                          4.13%
Class B                         -16.70                           4.14
Class C                         -12.70                           6.35
Class Z                         -10.66                           7.45

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, B, C, and Z, 12/31/96.

3 Lipper average returns are for all funds in each share class for the one-year period in the Mid-Cap Fund category.

How Investments Compared.
    (As of 10/31/98)
        (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Susan Hirsch, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Prudential Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing in stocks of small- and medium-size U.S. companies with the potential for above-average growth. Stocks of small- and medium-size companies -- those with market capitalizations (the price of all outstanding stock) between $500 million and $4.5 billion -- may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Swimming Against The Stream.
It was a topsy-turvy market over our reporting period. When investors were pessimistic, they produced a bear market for small company stocks and sharp drops for the medium-size companies we favor. Even when they were positive, they tended to favor the very largest companies. It was a difficult environment for our investing style, and our peer group averaged a negative return for the period. We had enough large winners to post a positive return, but we were swimming against the stream.

Strategy Session.
Our portfolio is broadly diversified, but is most focused in three areas: technology, health care, and media. We believe there is a long-term trend to improve productivity by outsourcing the parts of a business that do not represent its core strengths. In technology, many companies are focusing on their design and marketing strengths and using contract manufacturers for production. We like the contract manufacturers Jabil Circuit and Solectron. We also favor other outsourcing firms that have recurring revenues and strong balance sheets, such as Policy Management Systems and Bisys.

In health care, we believe the global focus on cost-cutting will benefit generic drug manufacturers. They have a large share of the U.S. market and the regulatory environment in Europe is becoming more favorable to them. Teva Pharmaceuticals, Watson Pharmaceuticals (which returned 76% over our reporting period), and Elan are among our larger holdings.

We believe new distribution media are increasing the overall demand for media and the content they deliver. Cablevision and Telecom Liberty Media both were large and profitable holdings for us on October 31. We also like United Video Satellite Group, Young & Rubicam (for Internet advertising), and Pixar (responsible for the technology underlying the film "A Bug's Life").

        Portfolio Composition.
Sectors expressed as a percentage of
  total net assets as of 10/31/98.
            (PIE CHART)

What Went Well.
Royal Caribbean had been a large holding for us for some time. Its shares almost doubled before peaking on July 20 and then plummeting. We sold high and rebought, making a substantial profit. We continue to think highly of the company, but we have a somewhat smaller holding now. It is a good example of how we balance a company's long-term growth prospects against changes in its current market price.

We believe the computer industries -- both hardware and software/services -- are driving U.S. productivity increases and are a long-term growth story. We had focuses in both areas. Our holdings of Unisys almost doubled in value. Lexmark International -- which makes printers -- and Symbol Technologies also made particularly large contributions. However, we owned a diversified group of companies within these industries and, overall, our hardware companies returned about 75% and our larger selection of software/service companies about 45%.

Our return also reflected substantial gains on Lason, which provides document management and business communication services. It, too, represents the outsourcing theme woven through our portfolio. Lason more than doubled over the year.

And Not So Well.
Our hospital management firms were hurt because of a change in the system of government reimbursements that slowed payments to our firms and reduced their earnings. In the bear market this summer, any negative earnings impact had an exaggerated effect. We continue to believe that these are good growth businesses in the long term.

Pharmerica provides pharmaceutical benefits to the elderly and disabled and operates a mail-order pharmacy. Its shares dropped very sharply because it bungled an acquisition. However, its underlying business is still growing healthily. We reduced our holdings, but still hope to benefit from Pharmerica's earnings recovery when its strong basic business carries it over the temporary setback.

Our return also was hurt by our holdings of Sinclair Broadcasting, a television broadcaster that may be vulnerable to the reduction in advertising income that might accompany an economic slowdown. Stock market prices appear to have anticipated a strong recession. Most economists think the United States is more resilient and expect nothing worse than slowing growth. We continue to own the stock.

Five Largest Holdings.
2.9%          Metzler Group, Inc.
              Financial Services
2.8%          Jabil Circuit Inc.
              Electronic
2.7%          Policy Mgmt. Sys. Corp.
              Computer Software &
              Services
2.6%          Synopsys Inc.
              Computer Software &
              Services
2.4%          Solectron Corp.
              Electronics

Expressed as a percentage of net assetsas of 10/31/98.

Looking Ahead.We find the prices of growth stocks particularly attractive as we are not paying a premium for their growth potential. In the uncertain eco-nomic climate, investors generally have favored stocks whose earnings are visibly secure. They are paying more for security and letting growth potential go cheaply. That may be a positive environment for future performance. We are buying some high-quality growth companies at attractive prices.
-------------------------------------------------------------------------------

Portfolio Manager Susan Hirsch on the past year:
Mid-Cap Growth Was Half Right!

Q. "Emerging Growth" is not a standard mutual fund category. How does the label capture your investing style?

A. I am an aggressive growth investor, but I try to catch companies at the beginning of a long expansion of their businesses. I think we can find better values there than among established large companies. Unlike the largest firms, mid-caps have substantial room to grow and less inertia. By the time a company reaches mid-cap size, we have a better idea of whether it has a product line that is viable for long-term growth. At this size, they are poised for rapid expansion. Moreover, unlike many of the smallest firms, they are well-established in their businesses: their managers are seasoned, their markets and suppliers are clearer, their profits are more stable.

Q. What happened to them over the past 12 months?

A. The global economic and financial systems are going through historic upheaval. Asian economies, which had been growing rapidly, actually shrank. Many financial institutions and hedge funds faced large losses on their market exposures. Then Russia defaulted on debt and devalued the ruble. Many investors were troubled by world events and any risk was more than they felt they needed to take. So despite basically sound -- although slowing -- U.S. and European economies, they bailed out of any stock that didn't seem invulnerable.

Smaller and mid-cap companies were particularly exposed. Their stocks tend to perform exceptionally well when the U.S. economy begins a growth phase and to do poorly when investors fear a recession. The unfounded fear of recession made mid-cap and small company stocks extraordinary values. For most of the period, their earnings growth held up better than that of larger companies, while their stock prices trailed. In fact, the Emerging Growth Fund is currently looking at somewhat smaller companies than usual because the investment opportunities are better there. We do look at the price we pay for growth, and the better values are now in the smaller companies because of investors' fears.

Q. The Asian slowdown hit technology firms particularly hard. Is your technology focus a problem?

A. Technology firms certainly were exposed to both reduced business and increased competition from Asia. However, we think the worst Asian scenario is already priced into most stocks. Many prices plummeted. Over the entire 12 months, our companies held up well, on average. Mid-cap technology stocks are inexpensive now. We're looking for companies that have both good earnings prospects and prices that don't reflect that growth potential.
-------------------------------------------------------------------------------
                              2

President's Letter                                 December 18, 1998
(PHOTO)
Dear Shareholder:
As 1998 draws to a close, the news from the financial markets is decidedly mixed. After a series of sharp sell-offs in late summer, some stock prices began to rebound in early fall, helped by three interest rate cuts by the Federal Reserve.

There was other good news. U.S. Treasuries and Western European bonds appreciated during the year as investors fled troubled Asian markets and other emerging markets. The U.S. economy remained strong with steady growth and low inflation.

The periods of uncertainty we experienced in 1998 illustrate why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall - that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during summer's volatility were rewarded. Stock prices, as measured by the Standard & Poor's 500 Index, recovered strongly in November regaining lost ground and even setting a new record high.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,
Brian M. Storms
President
-------------------------------------------------------------------------------
                              3

Portfolio of Investments as of October 31, 1998
                                          PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.4%
COMMON STOCKS
------------------------------------------------------------
Aerospace--1.6%
  61,600     Orbital Sciences Corp.(a)             $  2,032,800
------------------------------------------------------------
Airlines--0.6%
  17,000     Mesaba Hldgs. Inc.(a)                      310,250
  15,500     Skywest, Inc.                              395,250
                                                   ------------
                                                        705,500
------------------------------------------------------------
Banks & Financial Services--1.2%
  63,500     Dime Bancorp, Inc.                       1,512,094
------------------------------------------------------------
Broadcasting--5.9%
  17,400     Jacor Communications, Inc.(a)              957,000
  77,800     Tele-Comm, Inc.(a)                       2,961,262
  80,000     Sinclair Broadcast Group, Inc.(a)        1,040,000
 103,800     USA Networks, Inc.(a)                    2,335,500
                                                   ------------
                                                      7,293,762
------------------------------------------------------------
Cable & Pay Television Systems--4.0%
  62,300     Cablevision Systems Corp.(a)             3,005,975
  20,800     Comcast Corp.                            1,027,000
  60,000     United Video Satellite Group,
                Inc.(a)                                 952,500
                                                   ------------
                                                      4,985,475
------------------------------------------------------------
Commercial Services--2.1%
  24,600     Convergys Corp.(a)                         342,862
  41,500     Lason Holdings, Inc.(a)                  2,272,125
                                                   ------------
                                                      2,614,987
------------------------------------------------------------
Computer Software & Services--22.9%
  30,500     Avid Technology, Inc.(a)                   789,188
  42,100     BISYS Group, Inc.(a)                     1,841,875
  36,700     C-NET, Inc.(a)                           1,396,894
  74,900     Checkfree Holdings Corp.(a)              1,177,334
  27,800     Computer Sciences Corp.(a)               1,466,450
  37,800     DST Systems, Inc.(a)                     1,890,000
  56,100     Infoseek Corp.(a)                     $  1,661,962
  93,000     Micron Electronics, Inc.(a)              1,947,187
  52,700     Netscape Communications Corp.(a)         1,129,756
  72,400     Novell, Inc.(a)                          1,076,950
  45,300     Pixar, Inc.(a)                           2,151,750
  74,100     Policy Management Systems Corp.(a)       3,366,919
  52,700     Safeguard Scientifics, Inc.(a)           1,413,019
  19,800     Sterling Commerce, Inc.(a)                 697,950
  70,800     Synopsys, Inc.(a)                        3,203,700
  77,800     The Learning Company, Inc.(a)            2,008,212
  39,300     Unisys Corp.(a)                          1,046,363
  12,300     USCS International, Inc.(a)                365,925
                                                   ------------
                                                     28,631,434
------------------------------------------------------------
Cosmetics/Toiletries--0.6%
  54,900     Playtex Products Inc.(a)                   723,994
------------------------------------------------------------
Diversified Industries--1.0%
  15,000     Bally Total Fitness Hldg. Corp.(a)         283,125
  44,400     Parexel International Corp.(a)             979,575
                                                   ------------
                                                      1,262,700
------------------------------------------------------------
Electronics--13.5%
  25,100     Cognex Corp.(a)                            389,050
  30,000     Diebold, Inc.                              935,625
  15,000     Etec Systems, Inc.(a)                      508,125
  36,000     International Rectifier Corp.(a)           324,000
  75,700     Jabil Circuit, Inc.(a)                   3,505,857
  30,000     KLA Instruments Corp.                    1,106,250
  27,500     Lexmark International Group,
                Inc.(a)                               1,923,281
  52,800     Solectron Corp.(a)                       3,022,800
  30,000     Speedfam International, Inc.(a)            483,750
  60,000     Symbol Technologies, Inc.                2,685,000
  30,000     Teradyne, Inc.(a)                          975,000
  21,000     Xilinx, Inc.(a)                            937,781
                                                   ------------
                                                     16,796,519

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of October 31, 1998
                                          PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Entertainment--2.5%
  67,400     International Game Tech., Inc.        $  1,520,712
  36,000     Royal Caribbean Cruises Ltd.             1,003,500
  26,400     Steiner Leisure Ltd.(a)                    643,500
                                                   ------------
                                                      3,167,712
------------------------------------------------------------
Financial Services--10.8%
  18,000     Capital One Financial                    1,831,500
 116,200     Federated Investors, Class B             2,084,337
  36,000     H&R Block, Inc.                          1,613,250
  44,400     Metris Companies, Inc.                   1,459,650
  85,400     Metzler Group, Inc.(a)                   3,586,800
  63,000     Select Appointments Holdings
                (U.K.)(ADR)(a)                        1,071,000
  52,100     Sovereign Bancorp, Inc.                    683,813
  52,800     Waddell & Reed Financial, Inc.           1,105,500
                                                   ------------
                                                     13,435,850
------------------------------------------------------------
Foods--0.4%
  18,500     United Natural Foods, Inc.(a)              515,688
------------------------------------------------------------
Insurance--1.4%
  43,200     HSB Group, Inc.                          1,744,200
------------------------------------------------------------
Lodging--0.2%
   9,900     Four Seasons Hotels, Inc. (Canada)         227,700
------------------------------------------------------------
Medical Products--2.1%
  16,000     Allegiance Corp.                           595,000
   6,100     ESC Medical Systems Ltd.(a)                 49,563
  51,900     Henry Schein, Inc.(a)                    2,007,881
                                                   ------------
                                                      2,652,444
Medical Services--3.8%
  45,500     Genzyme Corp.                         $  1,913,844
  16,600     IMPATH, Inc.(a)                            508,375
  95,500     Total Renal Care Holdings, Inc.(a)       2,339,750
                                                   ------------
                                                      4,761,969
------------------------------------------------------------
Medical Technology--5.7%
  27,300     Acuson Corp.(a)                            411,206
  49,000     Barr Laboratories, Inc.(a)               1,675,187
  30,000     Cerner Corp.(a)                            701,250
  37,400     Incyte Pharmaceuticals, Inc.(a)          1,140,700
  98,500     Luxottica Group S.p.A. (Italy)(ADR)        886,500
  43,700     Mylan Laboratories                       1,504,919
  35,100     STERIS Corp.(a)                            807,300
                                                   ------------
                                                      7,127,062
------------------------------------------------------------
Oil & Gas Services--2.9%
  20,400     Anadarko Petroleum Corp.                   691,050
  37,400     Devon Energy Corp.                       1,266,925
  47,100     Petroleum Geo-Services ASA (ADR)(a)      1,006,762
  19,000     Smith International, Inc.(a)               682,813
                                                   ------------
                                                      3,647,550
------------------------------------------------------------
Pharmaceuticals--5.8%
  27,100     Elan Corp. PLC (Ireland)(ADR)(a)         1,898,694
 103,600     PharMerica, Inc.(a)                        349,650
  98,800     Schein Pharmaceutical, Inc.(a)           1,049,750
  51,800     Teva Pharmaceutical Industries Ltd.
                (Israel) (ADR)                        2,042,862
  33,500     Watson Pharmaceuticals, Inc.(a)          1,863,438
                                                   ------------
                                                      7,204,394
------------------------------------------------------------
Printing--0.6%
  16,000     Consolidated Graphics, Inc.(a)             759,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of October 31, 1998
                                          PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Publishing--0.1%
   4,300     The Petersen Companies, Inc.(a)       $    114,219
------------------------------------------------------------
Radio & Television--0.7%
  19,700     Emmis Broadcasting Corp.(a)                645,175
  36,200     Granite Broadcasting Corp.(a)              185,525
                                                   ------------
                                                        830,700
------------------------------------------------------------
Retail--2.8%
  36,200     Barnes & Noble, Inc.(a)                  1,181,025
  34,100     BJ's Wholesale Club, Inc.(a)             1,225,469
  41,500     Office Depot, Inc.(a)                    1,037,500
                                                   ------------
                                                      3,443,994
------------------------------------------------------------
Telecommunications--1.0%
  25,000     Cincinnati Bell, Inc.                      648,437
  15,000     General Instruments Corp.(a)               385,313
  47,600     Premiere Technologies, Inc.(a)             261,800
                                                   ------------
                                                      1,295,550
------------------------------------------------------------
Transportation/Shipping--0.6%
  19,000     Kansas City Southern Industries,
                Inc.                                    733,875
------------------------------------------------------------
Waste Management--0.4%
  23,400     Republic Services, Inc.(a)                 511,875
------------------------------------------------------------
Schools--1.2%
  48,000     Apollo Group, Inc.(a)                    1,542,000
                                                   ------------
             Total long-term investments
                (cost $104,424,866)                 120,275,047
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--3.7%
REPURCHASE AGREEMENT
$  4,598     Joint Repurchase Agreement Account
                5.40%, 11/2/98
                (cost $4,598,000; Note 5)          $  4,598,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.1%
             (cost $109,022,866; Note 4)            124,873,047
             Liabilities in excess of other
                assets--(0.1%)                          (70,498)
                                                   ------------
             Net Assets--100%                      $124,802,549
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities        PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1998
Investments, at value (cost $109,022,866).................................................................        $124,873,047
Cash......................................................................................................              33,114
Receivable for investments sold...........................................................................           1,525,171
Receivable for Fund shares sold...........................................................................             405,747
Deferred expenses and other assets........................................................................              78,710
Dividends and interest receivable.........................................................................              18,597
                                                                                                                ----------------
   Total assets...........................................................................................         126,934,386
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           1,635,880
Payable for Fund shares reacquired........................................................................             302,181
Distribution fee payable..................................................................................              74,342
Management fee payable....................................................................................              56,604
Accrued expenses..........................................................................................              62,830
                                                                                                                ----------------
   Total liabilities......................................................................................           2,131,837
                                                                                                                ----------------
Net Assets................................................................................................        $124,802,549
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $     10,502
   Paid-in capital in excess of par.......................................................................         106,097,250
                                                                                                                ----------------
                                                                                                                   106,107,752
   Accumulated net realized gain on investments...........................................................           2,844,616
   Net unrealized appreciation on investments.............................................................          15,850,181
                                                                                                                ----------------
Net assets, October 31, 1998..............................................................................        $124,802,549
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($32,182,576 / 2,679,652 shares of common stock issued and outstanding).............................               $12.01
   Maximum sales charge (5% of offering price)............................................................                 .63
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $12.64
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($83,407,057 / 7,047,871 shares of common stock issued and outstanding).............................               $11.83
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($6,773,927 / 572,399 shares of common stock issued and outstanding)................................               $11.83
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,438,989 / 202,298 shares of common stock issued and outstanding)................................               $12.06
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Loss                           October 31, 1998
Income
   Dividends (net of foreign withholding
      taxes of $3,647).....................     $    275,404
   Interest................................          209,037
                                              ----------------
      Total income.........................          484,441
                                              ----------------
Expenses
   Management fee..........................          772,662
   Distribution fee--Class A...............           84,579
   Distribution fee--Class B...............          867,132
   Distribution fee--Class C...............           69,491
   Transfer agent's fees and expenses......          197,000
   Custodian's fees and expenses...........           95,000
   Reports to shareholders.................           67,000
   Amortization of deferred organizational
      costs................................           24,400
   Registration fees.......................           70,000
   Audit fees and expenses.................           20,000
   Legal fees and expenses.................           20,000
   Directors' fees and expenses............           16,000
   Miscellaneous...........................            7,486
                                              ----------------
      Total expenses.......................        2,310,750
                                              ----------------
Net investment loss........................       (1,826,309)
                                              ----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions............................        3,541,253
Net change in unrealized appreciation on
   investments.............................         (446,047)
                                              ----------------
Net gain on investments....................        3,095,206
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $  1,268,897
                                              ----------------
                                              ----------------

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                                   December 31, 1996(a)
Increase (Decrease)               Year Ended             Through
in Net Assets                  October 31, 1998      October 31, 1997
Operations
   Net investment loss.......    $ (1,826,309)         $ (1,246,243)
   Net realized gain on
      investments............       3,541,253             2,613,615
   Net change in unrealized
      appreciation
      (depreciation)
      on investments.........        (446,047)           16,296,228
                               ----------------    --------------------
   Net increase in net assets
      resulting from
      operations.............       1,268,897            17,663,600
                               ----------------    --------------------
   Distributions from net
      realized gains (Note 1)
      Class A................        (590,230)            --
      Class B................      (1,495,124)            --
      Class C................        (125,163)            --
      Class Z................         (11,569)            --
                               ----------------    --------------------
                                   (2,222,086)            --
                               ----------------    --------------------
Fund share transactions (net
   of share conversion) (Note
   6)
   Net proceeds from shares
      sold...................      47,455,553           133,828,498
   Net asset value of shares
      issued in reinvestment
      of distributions.......       2,134,825             --
   Cost of shares
      reacquired.............     (46,065,529)          (29,361,209)
                               ----------------    --------------------
   Net increase in net assets
      from Fund share
      transactions...........       3,524,849           104,467,289
                               ----------------    --------------------
Total increase...............       2,571,660           122,130,889
Net Assets
Beginning of period..........     122,230,889               100,000
                               ----------------    --------------------
End of period................    $124,802,549          $122,230,889
                               ----------------    --------------------
                               ----------------    --------------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease paid-in capital by $1,826,309 due to the Fund incurring a net investment loss during the year ended October 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organization Expenses: Approximately $122,000 of expenses were incurred in connection with the organization of the Fund. These
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 1998.

PSI and PIMS have advised the Fund that they received approximately $156,800 in front-end sales charges resulting from sales of Class A shares for the year ended October 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended October 31, 1998, they received approximately $292,800 and $4,800 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended October 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1998, the Fund incurred fees of approximately $174,000 for the services of PMFS. As of October 31, 1998, approximately $16,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended October 31, 1998, PSI received approximately $7,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 were $221,178,761 and $222,968,412, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1998 was $110,248,202 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $14,624,845 (gross unrealized appreciation--$21,519,750; gross unrealized depreciation--$6,894,905).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1998, the Fund had a .5% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $4,598,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,935,719.

Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,365,298.

Deutsche Morgan Grenfell Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest was $265,200,735.

SBC Warburg Dillon Read, Inc., 5.38%, in the principal amount of $160,825,000, repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest was $164,045,205.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

Transactions in shares of common stock for the year ended October 31, 1998 and October 31, 1997 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended October 31, 1998:
Shares sold..........................   1,456,524   $ 18,249,777
Shares issued in reinvestment of
  distributions......................      50,213        576,443
Shares reacquired....................  (1,662,596)   (20,468,264)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (155,859)    (1,642,044)
Shares issued upon conversion from
  Class B............................      56,954        708,635
                                       ----------   ------------
Net decrease in shares outstanding...     (98,905)  $   (933,409)
                                       ----------   ------------
                                       ----------   ------------
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................   4,426,371   $ 46,029,734
Shares reacquired....................  (1,709,715)   (18,558,290)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   2,716,656     27,471,444
Shares issued upon conversion from
  Class B............................      59,401        693,915
                                       ----------   ------------
Net increase in shares outstanding...   2,776,057   $ 28,165,359
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Year ended October 31, 1998:
Shares sold..........................   1,908,638   $ 23,615,032
Shares issued in reinvestment of
  distributions......................     125,018      1,425,202
Shares reacquired....................  (1,855,918)   (22,284,596)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................     177,738      2,755,638
Shares reacquired upon conversion
  into
  Class A............................     (57,537)      (708,635)
                                       ----------   ------------
Net increase in shares outstanding...     120,201   $  2,047,003
                                       ----------   ------------
                                       ----------   ------------
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................   7,897,636   $ 80,935,138
Shares reacquired....................    (912,794)    (9,938,884)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   6,984,842     70,996,254
Shares issued upon conversion from
  Class A............................     (59,672)      (693,915)
                                       ----------   ------------
Net increase in shares outstanding...   6,925,170   $ 70,302,339
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class C                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     254,644   $  3,157,537
Shares issued in reinvestment of
  distributions......................      10,741        122,442
Shares reacquired....................    (239,687)    (2,875,061)
                                       ----------   ------------
Net increase in shares outstanding...      25,698   $    404,918
                                       ----------   ------------
                                       ----------   ------------
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................     603,231   $  6,123,875
Shares reacquired....................     (59,030)      (606,543)
                                       ----------   ------------
Net increase in shares outstanding...     544,201   $  5,517,332
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Year ended October 31, 1998:
Shares sold..........................     190,511   $  2,433,207
Shares issued in reinvestment of
  distributions......................         935         10,738
Shares reacquired....................     (36,134)      (437,608)
                                       ----------   ------------
Net increase in shares outstanding...     155,312   $  2,006,337
                                       ----------   ------------
                                       ----------   ------------
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................      68,252   $    739,751
Shares reacquired....................     (23,766)      (257,492)
                                       ----------   ------------
Net increase in shares outstanding...      44,486   $    482,259
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) Commencement of investment operations.
------------------------------------------------------------
Note 7. Distributions

On November 19, 1998 the Board of Directors of the Fund declared a long-term capital gain distribution of $0.325 per share for Class A, B, C and Z shares respectively, payable on November 23, 1998 to shareholders of record on November 20, 1998.
--------------------------------------------------------------------------------
                                       12

Financial Highlights                       PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                           Class A                          Class B                  Class C
                                                 ----------------------------     ----------------------------     -----------
                                                                 December 31,                     December 31,
                                                                   1996(a)                          1996(a)
                                                 Year Ended        Throuth        Year Ended        Throuth        Year Ended
                                                 October 31,     October 31,      October 31,     October 31,      October 31,
                                                    1998             1997            1998             1997            1998
                                                 -----------     ------------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.92         $  10.00         $ 11.85         $  10.00         $ 11.85
                                                 -----------         ------       -----------         ------           -----
Income from investment operations
Net investment loss...........................        (.11)            (.08)           (.20)            (.14)           (.20)
Net realized and unrealized gain on investment
   transactions...............................         .41             2.00             .39             1.99             .39
                                                 -----------         ------       -----------         ------           -----
   Total from investment operations...........         .30             1.92             .19             1.85             .19
                                                 -----------         ------       -----------         ------           -----
Less distributions
Distributions from net realized gains on
   investment transactions....................        (.21)              --            (.21)              --            (.21)
                                                 -----------         ------       -----------         ------           -----
Net asset value, end of period................     $ 12.01         $  11.92         $ 11.83         $  11.85         $ 11.83
                                                 -----------         ------       -----------         ------           -----
                                                 -----------         ------       -----------         ------           -----
TOTAL RETURN(c):..............................        2.63%           19.20%           1.71%           18.50%           1.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $32,183         $ 33,124         $83,407         $ 82,070         $ 6,774
Average net assets (000)......................     $33,831         $ 28,141         $86,713         $ 67,420         $ 6,949
Ratios to average net assets:
   Expenses, including distribution fees......        1.25%            1.46%(b)        2.00%            2.21%(b)        2.00%
   Expenses, excluding distribution fees......        1.00%            1.21%(b)        1.00%            1.21%(b)        1.00%
   Net investment loss........................        (.88)%           (.92)%(b)      (1.63)%          (1.67)%(b)      (1.63)%
   Portfolio turnover rate....................         177%             107%            177%             107%            177%

                                                                           Class Z
                                                                 ----------------------------
                                                December 31,                     December 31,
                                                  1996(a)                          1996(a)
                                                  Throuth        Year Ended        Throuth
                                                October 31,      October 31,     October 31,
                                                    1997            1998             1997
                                                ------------     -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $10.00          $ 11.93          $10.00
                                                    -----            -----           -----
Income from investment operations
Net investment loss...........................       (.14)            (.04)           (.03)
Net realized and unrealized gain on investment
   transactions...............................       1.99              .38            1.96
                                                    -----            -----           -----
   Total from investment operations...........       1.85              .34            1.93
                                                    -----            -----           -----
Less distributions
Distributions from net realized gains on
   investment transactions....................         --             (.21)             --
                                                    -----            -----           -----
Net asset value, end of period................     $11.85          $ 12.06          $11.93
                                                    -----            -----           -----
                                                    -----            -----           -----
TOTAL RETURN(c):..............................      18.50%            2.97%          19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $6,477          $ 2,439          $  561
Average net assets (000)......................     $5,526          $ 1,283          $  261
Ratios to average net assets:
   Expenses, including distribution fees......       2.21%(b)         1.00%           1.21%(b)
   Expenses, excluding distribution fees......       1.21%(b)         1.00%           1.21%(b)
   Net investment loss........................      (1.69)%(b)        (.63)%          (.73)%(b)
   Portfolio turnover rate....................        107%             177%            107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Report of Independent Accountants          PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Emerging Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Emerging Growth Fund, Inc. (the 'Fund') at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1996 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 1998
--------------------------------------------------------------------------------
                                       14

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?
Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked for" prices of a security.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Prudential Emerging Growth Fund, Inc. vs. S&P
Mid-Cap 400 Index.

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Emerging Growth Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's Mid-Cap 400 Index (the Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (October 31), as measured on a quarterly basis, beginning in 1996 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed
(a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1998; (c) beginning November 2, 1998, Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. This change is not reflected in the charts to the right; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Index is a weighted index comprised of approximately 400 medium-size companies, chosen for market size, liquidity, and industry group representation. The Index is comprised of industrial, utility, financial, and transportation stocks that provide a broad indicator of stock price movements. The Index is unmanaged and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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